MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2018, AS SUPPLEMENTED OCTOBER 17, 2018

The date of this Supplement is December 11, 2018.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

I.	Effective December 3, 2018, Stephen Gouthro replaced Janice Desmond as Treasurer and Chief Financial Officer of the Mercer Funds. In addition Jennifer La Belle was appointed a Vice President and Assistant Treasurer of the Mercer Funds. The information on page 34 of the SAI is hereby deleted and replaced with the following:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Gouthro (51)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Jennifer La Belle (50)	Vice President and Assistant Treasurer	Since 2018	Ms. La Belle is a Principal for Mercer Investment Management. Ms. La Belle joined Mercer in August 2015 with primary responsibilities related to the treasury functions for the Mercer Funds. Before joining Mercer, Ms. La Belle was a Vice President at State Street with over 19 years working in Fund Administration.

II.	On December 3, 2018, the Board of Trustees of the Mercer Funds approved the appointment of Wellington Management Company LLP and Veritas Asset Management LLP as subadvisors to the Mercer Global Low Volatility Equity Fund (the “Fund”). Effective December 10, 2018, MFG Asset Management was terminated as a subadvisor to the Fund. Upon the effectiveness of such subadvisor changes, the SAI is amended as described below.

1.        All references in the SAI to MFG Asset Management are deleted.

2.        In the section titled Subadvisors and Portfolio Managers beginning on page 43 of the SAI, the following information is added relating to Wellington Management Company LLP and Veritas Asset Management LLP, subadvisors to the Fund:

Wellington Management Company LLP (“Wellington”), with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Wellington is a Delaware limited liability partnership owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington is registered as an investment adviser under the Advisers Act.

Veritas Asset Management LLP (“Veritas”), located at 90 Long Acre, London WC2E 9RA, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Veritas is currently organized as a Limited Liability Partnership organized under the laws of England and Wales. Veritas is registered as an investment adviser under the Advisers Act.

3.        In Appendix B of the SAI, titled “Proxy Voting Policies” the following Proxy Policies for Wellington and Veritas are hereby added:

WELLINGTON MANAGEMENT
Global Proxy Voting Guidelines

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

Voting guidelines

 Composition and role of the board of directors

Elect directors	Case by case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Declassify board of directors	For
Adopt director tenure/retirement age (SP)	Against
Adopt director and officer indemnification	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
Allow special interest representation to board (SP)	Against
Require board independence	For
We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
Require key board committees to be independent	For
Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.
Require a separation of chair and CEO or require a lead director (SP)	For
Approve directors’ fees	Case by case
Approve bonuses for retiring directors	For
Approve board size	For
Elect supervisory board/corporate assembly/statutory auditors	Case by case
Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.
Majority vote on election of directors (SP)	For
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Adopt proxy access	For
We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.
Contested director election	Case by case

 Compensation

Adopt/amend stock option plans	Case by case
While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that allow the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.
Adopt/amend employee stock purchase plans	Case by case
We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.
Approve/amend bonus plans	Case by case
In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Approve remuneration policy	Case by case
Approve compensation packages for named executive officers	Case by case
Determine whether the compensation vote will occur every one, two, or three years	One year
Exchange underwater options	Case by case
We may support value-neutral exchanges in which senior management is ineligible to participate.
Eliminate or limit severance agreements (golden parachutes)	Case by case
We will oppose excessively generous arrangements, but may support agreements structured to encour- age management to negotiate in shareholders’ best economic interest.
Approve golden parachute arrangements in connection with certain corporate transactions	Case by case
Shareholder approval of future severance agreements covering senior executives (SP)	Case by case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board as already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

Adopt a clawback policy (SP)	Case by case
We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

 Reporting of results

Approve financial statements	For
Set dividends and allocate profits	For
Limit non-audit services provided by auditors (SP)	Case by case
We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.
Ratify selection of auditors and approve their fees	Case by case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Shareholder approval of auditors (SP)	For

Shareholder voting rights

Adopt cumulative voting (SP)	Against
As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.
Shareholder rights plans	Case by case
Also known as poison pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, we may support plans that include:
Shareholder approval requirement
Sunset provision
Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
Authorize blank check preferred stock	Case by case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
Establish right to call a special meeting	For
A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.
Establish the right to act by written consent (SP)	Case by case
We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.
Increase supermajority vote requirement	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt anti-greenmail provision	For
Adopt confidential voting (SP)	Case by case
As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Increase authorized common stock	Case by case
We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Approve merger or acquisition	Case by case
Approve technical amendments to charter	Case by case
Opt out of state takeover statutes	For
Eliminate multiclass voting structure (SP)	For
We believe that shareholders’ voting power should be reflected by their economic stake in a company.

Capital structure

Authorize share repurchase	For
Approve stock splits	Case by case
We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.
Approve recapitalization/restructuring	Case by case
Issue stock with or without preemptive rights	Case by case
Issue debt instruments	Case by case

Environmental and social issues

Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. For example, we generally support proposals focused on improved assessment and disclosure of climate risks when we believe they may be material to a company’s long-term performance and management has not sufficiently addressed them. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.	Case by case

 Miscellaneous

Approve other business	Against

Approve re-incorporation	Case by case

Approve third-party transactions	Case by case

7 December 2017

Veritas Asset Management LLP

Proxy Voting

Global Strategies Policy

Scope

Veritas has a commitment to evaluate and vote proxy resolutions in the best interests of its clients. We will vote on all proxy proposals, amendments, consents or resolutions relating to client securities and will vote against management where we strongly believe that to do so is in the best interests of the client. This will primarily occur where it is deemed significant matters are up for review, which will materially affect shareholder value.

Areas considered

Veritas will look to vote on all resolutions. Areas of particular interest, which will have a bearing on shareholder value, can broadly be split into three categories;

1.     Accountability

The management of a company should be accountable to its board of directors and the board accountable to shareholders. The appointment of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Veritas supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.

Generally speaking we would prefer the separation of Chairman and Chief Executive Officer (CEO) positions but this would be reviewed on a case-by-case basis.

2.     Alignment

•      Compensation

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Veritas believes that executive compensation should be directly linked to the performance of the company and any incentive plan is fair and reasonable. Severance compensation arrangements will be reviewed on a case-by-case basis. Excessive “golden parachutes” are not in the interest of long term shareholders.

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•      Capital Structure

Veritas will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Generally we would not be in favour of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.

•      Environmental and Social issues

Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practice. Those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. Veritas will generally give management of a company, the discretion with regard to environmental and social issues. If there is reason to believe otherwise we would engage with the company.

3.     Transparency

Quality and integrity of management

Any activity performed or information published by management can materially affect shareholder value. The ability to create value for shareholders largely depends on the predictability of management in the way it deploys the cash it generates. How reliable and transparent the management of a company is hugely important as is the timely disclosure of information. Any activity that is unusual or out of character would cause concern.

Principles behind voting policy

•      All shareholders have a right to Vote

Common practice is for shareholders to rely on their investment manager to vote and Veritas takes this responsibility seriously. Some segregated clients will choose to dictate how to vote and in these instances Veritas will vote in line with the client’s wishes, even if this is contrary to how Veritas will vote as a ‘house view’. Pooled fund clients also have the right to ask Veritas how to vote. In this instance, as the client holds units in the pooled vehicle and is not the direct owner of the underlying shares, Veritas may choose to vote contrary to the client’s wishes. If this is the case, the client will receive an explanation on the rationale behind the vote. As discussed below, Veritas takes into consideration recommendations under Red Line Voting as devised by the Association of Member Nominated Trustees (AMNT).

•      Global voting

It is important that all resolutions are voted irrespective of where the company is listed. Consideration will be given to the variation in corporate governance standards. .

•      Voting is not Engagement

Too much emphasis is placed on whether an investment house votes against management on enough occasions. Engaging with management where necessary, in a constructive, non-public manner is far more conducive to long term shareholder value. By speaking with management first, we may vote in favour on the understanding that an area we are concerned about is addressed, which gains trust. Where this has involved compensation proposals or the appointment of non-executive directors, the company has often called Veritas before implementing, to gauge whether a proposition is acceptable.

•      Integral to the Investment process

Veritas runs concentrated portfolios. Typically we look for 25-40 stocks that will achieve a real- return objective for our clients. We have a dedicated Global investment team that understands the businesses we invest in on behalf of our clients. The aim is to buy good quality companies at the right price. The best people to assess whether a company is good quality or whether it is carrying out activities/practices that will be potentially detrimental to shareholders are our investment analysts and Portfolio Managers. Whilst we will take third party views into consideration, such as Institutional Shareholder Services (ISS), AMNT Red Lines, and questions raised by clients who use GES, Hermes etc., it is important that where mandated, the final decision rests with the Veritas investment team.

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•      Reporting

Within the detailed quarterly report sent to clients there will be a summary of the votes cast over the quarter and an explanation of any votes against management and/or engaged with over the quarter. We follow the suggested practice of the AMNT for Red Line Voting of ‘comply or explain’. Where a red line has been breached we will either vote against management or explain why we have not done so.

Vote Execution

The investment analyst will receive all relevant proxies and determine if he or she believes that Veritas should vote in favour or against management. After discussing with the Portfolio Manager and making a final decision, the analyst will instruct the custodian or prime broker via the Operations Team how to vote. This is done via ISS, and the role of the Operations team is to ensure that the voting of proxies is done in a timely manner. The Role of the Chief Operating Officer (COO) is to monitor the effectiveness of these policies.

Veritas uses ISS to execute voting on behalf of clients. We have also mandated ISS to construct a customized screen for various ESG issues which incorporates the AMNT Red Lines, on a best endeavours basis. The AMNT Red Line Voting Policy contains 39 guidelines covering topics associated with ESG. Should any of the 39 red lines be breached, the instruction is to either vote against management or explain why not. Given this Red Line Voting Policy was developed principally for pooled fund investors (who have been unable to direct votes) and for UK stocks only, we have instructed ISS to apply the guidelines globally where applicable and apply the policy across all clients.

The investment analysts will consider the guidelines and any research when making their decision. In the case where a vote goes against a red line or where Veritas decides to vote against management for non-Red Line resolution, an explanation will be provided in the reporting. On occasion, we may decide to vote against management where the recommendation has been a vote in favour and again an explanation will be given.

Accountability

Veritas is a signatory of the United Nations Principle of Responsible Investment (UNPRI) which requires detailed annual reports in order to remain a member. Veritas is also ranked as Tier 1 by the Financial Reporting Council (FRC) in respect of its Stewardship Code.

Veritas is committed to engaging with the AMNT to improve on the set of guidelines in their Red Line Voting policy in order that the policy can be applied to global mandates.

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4.     The following information relating to Wellington and Veritas is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Global Low Volatility Equity Fund” beginning on page C-51.

Wellington Management Company LLP (“Wellington”)

The allocated portion of the Fund’s portfolio managed by Wellington is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Wellington’s allocated portion of the Fund’s portfolio are Daniel J. Pozen and Gabriel A. Kim, CFA.

Compensation.

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the applicable Subadvisory Agreement between Wellington and the Advisor. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington employees are reviewed annually and may be adjusted based on the recommendation of an Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments

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based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Pozen is a Partner.

Ownership of Fund Shares. As of September 30, 2018, Messrs. Daniel J. Pozen and Gabriel A. Kim, CFA did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Pozen manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	2	$223,754,864	-	-
Other Pooled Investment Vehicles*	22	$2,798,170,728	4	$1,484,843,504
Other Accounts*	13	$2,237,816,592	1	$71,840,211
Total*	37	$5,259,742,184	5	$1,556,683,715

*As of September 30, 2018.

In addition to the Fund, Mr. Kim manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	2	$174,435,348	-	-
Other Pooled Investment Vehicles*	2	$24,856,931	-	-
Other Accounts*	1	$25,468,873	-	-
Total*	5	$224,761,152	-	-

*As of September 30, 2018.

Potential Conflicts of Interest

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a

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similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Pozen and Kim also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

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Veritas Asset Management LLP (“Veritas”)

The portfolio managers who are primarily responsible for the day-to-day management of Veritas’ allocated portion of the Fund’s portfolio are Andy Headley and Charles Richardson.

Compensation.

The firm ensures that its remuneration policies are in line with Veritas’ strategy and culture; objectives and long-term interests. Veritas is an investment boutique with a limited capacity (based on current personnel and products). Our aim is to have a multi-faceted remuneration policy based around meeting objectives for clients and specific performance targets for the individuals in the business.

Annual Compensation Scheme

Each partner and employee receives either a fixed profit share (akin to a salary) in the case of a partner or a salary for an employee. The level of fixed profit share or salary is reviewed annually by the Remuneration Committee with advice and input from the firm’s HR Director. The firm also operates a cap on the level of fixed profit share or salary.

Each staff member (both investment and commercial, excluding portfolio managers) is eligible to be considered for a discretionary bonus award on an annual basis. The discretionary award is decided by the Remuneration Committee on performance of the individual, their respective team, and the firm. The awards are paid in cash each year usually in January. The firm’s approach to measuring the performance of individuals includes both financial and non-financial measures. All staff members are assessed on what they achieve & how they perform in terms of demonstrating the firm’s values and beliefs as incorporated in the culture of the firm. Overall performance ratings of 1-5 are awarded on an annual basis for those staff with less quantitative metrics in place.

Investment Staff are measured by their ability to generate investment ideas and where those ideas are included in investment portfolios, they are then measured against the performance of the sector/country that they specialise in. Performance numbers based on multiple timeframes are assessed. Non-quantitative measures are also taken into account. Key client facing staff are measured against the net flows of assets that are invested into the products run by the firm. They are also assessed for the quality of client service that is given.

Assessment of commercial non-client facing staff is less quantitative, though some staff can have objective measures placed against them (e.g. execution dealers and operations staff can be judged against any trade or operational errors that have occurred, or if they have successfully negotiated more competitive broker rates). The firm is structured as a partnership where ownership of the partnership is split 65% to the corporate partner, with the remaining 35% being key staff members. All members of the investment team are partners along with certain senior members of the commercial team. In total, there are 26 partners in the firm, comprising one corporate partner and 25 individual partners. The individual partners are split between 5

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Managing Partners (three portfolio managers, the CEO and COO), who act as the governing body of the firm and 20 Operating Partners.

The firm also has a policy, of reviewing all Managing and Operating Partner equity allocations every three years, to take into consideration material changes to relative contributions to firm performance. This is in full consultation with the corporate partner, AMG. The Remuneration Committee will also meet ad-hoc throughout the year as required (e.g. to decide on remuneration for newly recruited staff members).

Ownership of Fund Shares. As of September 30, 2018, Messrs. Andy Headley and Charles Richardson did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr.Headley and Mr Richardson manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets $000	Number of Accounts	Assets $000
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles*	5	5,524,789	0	0
Other Accounts*	37	13,202,412	3	563,925

*As of September 30, 2018.

Potential Conflicts of Interest

The senior management of Veritas are committed to identifying and understanding where in its business, conflicts of interest might occur. In line with UK law and regulations, Veritas takes all reasonable steps to manage these conflicts and where it is determined that it is not possible to mitigate a conflict, Veritas ensures fair treatment of all clients and will clearly and accurately disclose the existence of the conflict where appropriate.

Veritas seeks to ensure that its practices do not favour the interests of Veritas and its staff over those interests of a client or the interests of one segregated client over another segregated client. Veritas implements policies and procedures that either limit practices that result in conflicts or prescribe practices that ensure proper handling of clients’ interests such as personal account dealing, gifts and hospitality, order execution, order allocation and cross trading. The governance arrangements of Veritas have been established to ensure oversight of Veritas’ duties in regards to conflicts of interest.

Veritas has an obligation to establish, implement and maintain an effective Conflicts of Interest policy. Staff in all business lines are encouraged to be aware of the potential for conflicts of interest to arise within Veritas’ operations and training is provided to create awareness and of Veritas’ responsibilities as its clients’ agent, to manage conflicts appropriately. Identified conflicts are added to the Conflicts Log which is maintained by the Compliance team.

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